Exhibit 32

Section 1350 Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
with Respect to the North Valley Bancorp Amendment No. 1 to Annual Report on Form 10-K/A
for the year ended December 31, 2009

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of North Valley Bancorp, a California corporation (the “Company”), does hereby certify that:

The Company’s Amendment No. 1 to Annual Report on Form 10-K/A for the year ended December 31, 2009 (the “Form 10-K/A”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

Information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 29, 2010	/s/ MICHAEL J. CUSHMAN
Michael J. Cushman
President and Chief Executive Officer
(Principal Executive Officer)

Dated: April 29, 2010	/s/ KEVIN R. WATSON
Kevin R. Watson
Executive Vice President and
Chief Financial Officer
(Principal Financial Officer & Principal
Accounting Officer)